ALTERMAN INVESTMENT FUND, INC.
                     1218 WEST PACES FERRY ROAD, N.W.
                                 SUITE 104
                          ATLANTA, GEORGIA  30327

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD AUGUST 13, 1996

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Alterman Investment Fund, Inc., a Delaware corporation (the "Company"), will be held August 13, 1996, at 11:00 a.m., at the principal offices of the Company at 1218 West Paces Ferry Road, N.W., Suite 104, Atlanta, Georgia 30327, for the following purposes:

     A. Election of five (5) directors to hold office until the next annual meeting of stockholders and until their successors shall be elected and shall qualify, as shown in the enclosed
Proxy Statement.

     B. To ratify or reject the selection by the Board of Directors of Birnbrey, Minsk & Minsk as auditors of the Company for fiscal 1997.

     C. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

     Only Common Stockholders of record on the books of the Company at the close of business on July 3, 1996, will be entitled to vote at the meeting.

     We hope you will be able to attend the meeting in person, but if you cannot be present, it is important that you complete, sign, and promptly return the enclosed proxy in order that your vote may be cast at the meeting.

                                   MAX ALTERMAN
                                   PRESIDENT


DATED:  July 10, 1996

Enclosures:

     A copy of the Annual Report of Alterman Investment Fund,
Inc. for the fiscal year ended April 30, 1996, containing financial statements, is enclosed herewith.



                       ALTERMAN INVESTMENT FUND, INC.
                     1218 WEST PACES FERRY ROAD, N.W.
                                 SUITE 104
                          ATLANTA, GEORGIA  30327

                    1996 ANNUAL MEETING OF STOCKHOLDERS

                              PROXY STATEMENT



     The following information is furnished in connection with the solicitation of proxies for the 1996 Annual Meeting of Stockholders of Alterman Investment Fund, Inc. (hereinafter called the "Company").
     A form of proxy for use at the meeting is enclosed. Any stockholder who executes and delivers a proxy has the right to revoke the same at any time before it is voted. The solicitation of proxies is made by and on behalf of the management of the Company.
     The cost of solicitation of proxies will be borne by the Company. The Company will authorize banks, brokerage houses and other custodians, nominees or fiduciaries to forward copies of proxy material to the beneficial owners of shares or to request authority for the execution of the proxies and will reimburse such banks, brokerage houses and other custodians, nominees or fiduciaries for their out-of-pocket expenses incurred in connection therewith. This Proxy Statement and form of proxy were first mailed to stockholders on or about July 10, 1996.
     As of July 3, 1996, the record date, there were outstanding 787,769 shares of the Company's Common Stock, $2.50 par value. The holders of Common Stock vote as a single class and are entitled to one vote per share, noncumulative.
     The following table sets forth certain information concerning each person known to the Company to be a beneficial owner of more than five (5%) percent of the outstanding shares of Common Stock of the Company as of July 3, 1996.

                                 Amount
Name and Address                 Beneficial              Percent
of Beneficial Owner              Ownership (a)(b)        of Class

Rosalie Alterman                 150,335                 19.1%
1218 W. Paces Ferry Rd., N.W.
Atlanta, GA  30327

Sam P. Alterman                  129,084                 16.4%
1218 W. Paces Ferry Rd., N.W.
Atlanta, GA  30327

Estate of David Alterman         50,533                  6.4%
1218 W. Paces Ferry Rd., N.W.
Atlanta, GA  30327

Malcolm Alterman                 85,774                  10.9%
1218 W. Paces Ferry Rd., N.W.
Atlanta, GA  30327

Paul Alterman                    90,257                  11.5%
1218 W. Paces Ferry Rd., N.W.
Atlanta, GA  30327

Paula A. Kaplan                  92,305                  11.7%
2746 Ridgewood Road, N.W.
Atlanta, GA  30327

Joanne A. Singer                 82,525                  10.5%
2793 Ridge Valley Road, N.W.
Atlanta, GA  30327


(a) Includes the beneficial ownership of shares of Common Stock held by the named individuals and their spouses or widow individually or as custodian or trustee as follows: Sam P. Alterman - 1,890 shares by wife, 69,402 shares held by Alterman Real Estate, Ltd., a Georgia limited partnership of which Sam P. Alterman and his son are the sole general partners and his wife is the sole limited partner and 40,000 shares held by the Sam P. Alterman Family Foundation, Inc., a non-profit corporation of which Sam P. Alterman and his wife are two of five trustees; Estate of David Alterman - 1105 shares by widow and 49,428 shares held under two marital trusts under the will of David Alterman, in the amount of 11,894 shares and 37,534 shares, respectively; Malcolm Alterman - includes 899 shares held by the trust under the will of the deceased wife of Malcolm Alterman and 19,280 shares held as co-trustee of three trusts established under the will of Esther Alterman; Paula A. Kaplan - 12,300 held by her husband, and 19,280 shares held as co-trustee of three trusts established under the will of Esther Alterman; and Joanne A. Singer -1,120 shares held by husband and 19,280 shares held as co-trustee of three trusts established under the will of Esther Alterman.

(b) Approximately 96,000 shares which are not included in the table are beneficially owned by the emancipated children and grandchildren of the named individuals. Each of the named individuals disclaims the beneficial ownership of the shares held by their descendants and the wives of their descendants.


     As stated in the Notice of Annual Meeting of Stockholders, attached hereto, only holders of Common Stock of record on the close of business on July 3, 1996 will be entitled to notice of and to vote at the meeting or any adjournment thereof. The stock transfer book will not be closed.

                           ELECTION OF DIRECTORS
     Five directors are to be elected. The proxyholders intend to vote for the five persons named below as directors for a one-year term of office.
     Management recommends that the five nominees named below be elected to the Board of Directors for one-year terms of office. The five nominees have consented to being named in the proxy statement and to serve if elected. Unless otherwise directed in the proxy form, the proxyholders intend to vote in favor of electing the five nominees as directors for one-year terms of office and until their respective successors are elected and shall qualify.
     Although management does not contemplate the possibility, in the event any nominee is not a candidate or is unable to serve as a director at the time of the election, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill such vacancy.
     The current members of the Board of Directors, who own of record and beneficially approximately 24% of the voting securities of the Company, have informed the Company that they intend to vote for the election of the five nominees named below.
     The name and age of each nominee, the term of office for which he is proposed to be elected, his principal occupation, the period during which he has served as a director, the number of shares of Company Common Stock beneficially owned directly or indirectly by each nominee as of the close of business on July 3, 1996, and the percentage of outstanding shares of the Company's Common Stock such ownership represented at July 3, 1996 (according to information received by the Company) are as set out below.




                                                Shares of
                                                Common
                                                Stock
                                                Bene-
                                                ficially
                                                Owned    Percent
                                                as of    of Out-
                Principal       Director Term   July 3,  standing
Name            Occupation  Age  Since  Expires 1995(1)  Shares

Malcolm Alterman* Managing  65   1986    1996   85,774(2)  10.9
                  General
                  Partner,
                  Alterman
                  Properties,
                  Ltd.

Perry Alterman*   General   59   1991  1996   15,900(2)  2.0(2)
                  Manager,
                  Cumberland
                  Real Estate
                  (family real
                  estate
                  holdings)

Paul Alterman*    Managing  49   1994  1996   90,257(2) 11.5(2)
                  General
                  Partner
                  Alterman
                  Real
                  Estate,
                  Ltd.

Alfred E. Garber  Retired   85   1980  1996    NONE       0

Joel J. Fryer     Judge,    67   1980  1996    NONE       0
                  Court of
                  Fulton
                  County,
                  Georgia

All Officers and Directors as                  224,888(2) 28.5(2)
a Group (7 persons)


* The named individual is an "interested person" as defined in the Investment Company Act of 1940 due to such person's holdings of Company Common Stock and/or position as an officer of the Company.

(1) Includes the beneficial ownership of shares of Common Stock held by the named individuals and their wives individually or as custodian for their minor children as follows: 1,300 shares held by Perry Alterm an as custodian for minor children; 9,567 shares held by Paul Alterman as custodian for minor children. Includes 6,500 shares held by Perry Alterman as custodian for a sibling. Includes 899 shares held by the trust under the will of the deceased wife of Malcolm Alterman and 19,280 shares held as co-trustee of three trusts established under the will of Esther Alterman. As to Paul Alterman, includes 69,402 shares held by Alterman Real Estate, Ltd., of which Paul Alterman is one of two general partners.
(2) Approximately 183,000 shares which are not included in the table are beneficially owned by the emancipated children and grandchildren (other than Malcolm Alterman, Perry Alterman, Paul Alterman and their respective children) and uncles of Malcolm Alterman, Perry Alterman and Paul Alterman and by or for the benefit of the such children and grandchildren. Messrs. Perry, Malcolm and Paul Alterman disclaim the beneficial ownership of the shares held by their brothers, (and in the case of Paul Alterman and Perry Alterman, uncles) and their and their brothers' (and uncles') wives, emancipated children and by or for the benefit of their and their brothers' (and uncles') children and grandchildren.


     C.H. Shepherd, 78, has been Controller of the Company since May 27, 1982 and Secretary of the Company since August 19, 1980 and will continue to serve as Controller and Secretary until his successor is elected and qualifies.
     The Company has no standing audit, nominating or compensation committees.
     During fiscal 1996, a total of seven meetings of the Company's Board of Directors were held. No director participated in fewer than 75% of the total number of Board meetings.
     Malcolm Alterman, Perry Alterman and Paul Alterman are cousins. During the past five years, Messrs. Perry, Malcolm and Paul Alterman have been engaged in the principal occupation shown in the table above. Mr. Garber was employed by Touche Ross & Co. until 1971 at which time Mr. Garber retired. During the past five years, Mr. Garber has remained in retirement, managing his private investments. During the past five years, Mr. Fryer has been a Judge of the Fulton County Georgia Superior Court.
     Based upon a review of Forms 3, 4 or 5, or written statements representing that no Form 5 was required, furnished to the Company by the Company's directors, officers subject to the provisions of Section 16 of the Securities Exchange Act of 1934, as amended ("Exchange Act") and persons holding ten percent (10%) or more of the outstanding Common Stock of the Company, the Company believes that all filing requirements of such persons under Section 16 of the Exchange Act during the fiscal year ended April 30, 1996 have been satisfied.

                        INVESTMENT ADVISER'S
                AGREEMENT WITH TRUST COMPANY BANK

     On August 19, 1980, the stockholders approved the Investment Adviser's Agreement (the "Adviser's Agreement") between the Company and SunTrust Bank, formerly known as Trust Company Bank ("Adviser").
     Adviser does not serve as investment adviser for any other "investment companies" as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), but is responsible for the management of investments of many private investment portfolios.
     None of the nominees to the Board of Directors or present officers of the Company are officers, employees, directors or stockholders of Adviser. Mr. Garber is co-trustee with Adviser of a trust under the will of a decedent for whom Mr. Garber had served as accountant. There is no relationship between Mr. Garber and any beneficiary of such trust.
     Under the Adviser's Agreement, Adviser furnishes the Company investment advice with respect to the investment and reinvestment of the assets comprising the Company's investment portfolio. The Adviser's Agreement further provides that Adviser, as agent and attorney-in-fact with respect to the Company's investment portfolio, may, when it deems appropriate, without prior consultation with the Company and at the risk of the Company, buy, sell, exchange, convert or otherwise trade in, retain or reinvest in securities and other investments, place orders for the execution of such investment transactions with or through such brokers, dealers, issuers or other persons as the Adviser may select, and take any action or non-action that the Adviser reasonably deems appropriate. All services provided the Company pursuant to the Adviser's Agreement are furnished by Adviser.
     Under the Adviser's Agreement, the Company is required to pay Adviser for its services furnished under the Adviser's Agreement, within fifteen days after the close of each calendar month, an amount equal to one-twelfth (1/12) of .1125% of the market value of the Company's portfolio securities at the close of each preceding calendar month. In addition, the Company has agreed to indemnify Adviser in the absence of willful misfeasance, bad faith or gross negligence. During fiscal 1996, the Company paid advisory fees aggregating $24,825 to Adviser pursuant to the Adviser's Agreement.
     In order to avoid any potential conflict of interest in connection with the rendering of investment advice and the execution of investment transactions, no investment transactions are made through the Bond Department of Adviser.
     The Adviser's Agreement was entered into and became effective on August 20, 1980 and provides that it shall remain in effect for two years from such date, and from year to year thereafter so long as continuance is specifically approved at least annually by the Board of Directors of the Company or by vote of the holders of a majority of the voting securities of the Company. In addition, under the provisions of the Adviser's Agreement and of the Investment Company Act the Adviser's Agreement may not be extended unless such extension is approved annually by a majority of the directors of the Company who are not parties to the contract or "interested persons" of any such party at a meeting called for the purpose of considering approval of the Adviser's Agreement. On May 27, 1982 the Board of Directors of the Company unanimously approved an extension of the Adviser's Agreement through August 20, 1983, and a one-year extension was unanimously approved in each subsequent year. On May 10, 1996, the Board of Directors of the Company unanimously approved an extension of the Adviser's Agreement through August 20, 1997.
     The Adviser's Agreement further provides that each party has the right to terminate the Adviser's Agreement without penalty upon sixty (60) days written notice to the other party, and that the Adviser's Agreement will automatically terminate in the event of its "assignment" as that term is defined under the Investment Company Act, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provisions of Section 15(a) of the Investment Company Act in which event the Adviser's Agreement shall remain in full force and effect.
     The address of Adviser, a bank organized under the laws of the State of Georgia and a member of the Federal Reserve System, is One Park Place, N.E., Atlanta, Georgia 30303.
     SunTrust of Georgia, a bank holding company, owns 100% of the outstanding stock of Adviser. The address of SunTrust of Georgia is One Park Place, Atlanta, Georgia 30303.
     The following table sets forth certain information concerning the directors of Adviser:

            Position
            With      Position
            Trust     With
            Company   Regis-   Principal
Name        Bank      trant    Occupation        Address

Gaylord O.   Director  None  Chief Executive     Gold Kist,Inc.
Coan                         Officer, Gold       P.O.Box 2210
                             Kist, Inc.          Atlanta, GA
                                                 30301

A.D.         Director  None  Chairman, Chief     Georgia-Pacific
Correll                      Executive Officer,  Corporation
                             Georgia-Pacific     P.O.Box 105605
                             Corporation         Atlanta, GA
                                                 30348

R.W.         Director  None  President, Atlantic Atlantic Realty
Courts, II                   Realty Company      50 Hurt Plaza
                                                 Atlanta, GA
                                                 30303

A.W.         Director  None  Chairman,           The Southern
Dahlberg                     President, and      270 Peachtree
                             Chief Executive     St., NE
                             Officer, The        Suite 2200
                             Southern            Atlanta, GA
                             Company             30303

John T.      Director  None  President, Post     Post Properties,
Glover                       Properties, Inc.    Inc.
                                                 3350 Cumberland
                                                 Circle
                                                 Suite 2200
                                                 Atlanta, GA
                                                 30339

Roberto C.   Director  None   Chairman of the    The Coca-Cola
Goizueta                      Board, The Coca-   Company
                              Cola Company       P.O. Drawer 1734
                                                 Atlanta, GA
                                                 30301

T. Marshall  Director  None   Honorary           Georgia-Pacific
Hahn, Jr.                     Chairman of        Corporation
                              the Board,         P.O. Box 105605
                              Georgia-Pacific    Atlanta, GA
                              Corporation        30348

Jesse Hill,  Director  None   Retired Chairman   1325 Angel Falls
Jr.                           Atlanta Life       Lane, SW
                              Insurance          Atlanta, GA
                              Company            30321

L. Phillip   Director  None   President,         SunTrust Banks,
Humann                        SunTrust Banks,    Inc.
                              Inc.               P.O. Box 4418
                                                 Atlanta, GA
                                                 30302

William B.   Director  None   Chairman of the    The Ritz-Carlton
                              Board, The Ritz-   Hotel Company
                              Carlton Hotel      3414 Peachtree
                              Company            Road, N.E.,
                                                 Suite 300
                                                 Atlanta, GA
                                                 30326

J. Hicks     Director  None   Chairman of the    Oxford
Lanier                        Board and          Industries, Inc.
                              President,         222 Piedmont
                              Oxford             Avenue, N.E.
                              Industries, Inc.   Atlanta, GA
                                                 30308

J.L. Lanier, Director  None   Chairman of the    Dan River, Inc.
Jr.                           Board, Dan         P.O. Box 261
                              River, Inc.        Danville, VA
                                                 24543

Robert L.    Director  None   President,         SunTrust Bank,
Long           and            SunTrust Bank,     Atlanta
             President        Atlanta            P.O. Box 4418
                                                 Atlanta, GA
                                                 30302

Charles H.   Director  None   President,         Robert Woodruff
McTier                        Robert Woodruff    Foundation
                              Foundation         50 Hurt Plaza
                                                 Suite 1200
                                                 Atlanta, GA
                                                 30301

H.G.         Director  None   Chairman of the    Patillo
Patillo                       Board, Patillo     Construction
                              Construction       Company, Inc.
                              Company, Inc.      P.O. Box 818
                                                 Decatur, GA
                                                 30031

Larry L.     Director  None   Chairman of the    Genuine Parts
Prince                        Board, Genuine     Company
                              Parts Company      2999 Circle
                                                 75 Parkway
                                                 Atlanta, GA
                                                 30339

R. Randall   Director  None   Chairman of the    Rollins, Inc.
Rollins                       Board, Rollins,    P.O. Box 647
                              Inc.               Atlanta, GA
                                                 30301

James B.     Director  None   Chairman of the    SunTrust Banks,
Williams                      Board, SunTrust    P.O. Box 4418
                              Banks, Inc.        Atlanta, GA
                                                 30302


Portfolio Transactions and Brokerage

     The Adviser's Agreement provides that Adviser will recommend and implement investment decisions for the Company. Subject to the written direction of the Directors and President of the Company, Adviser will select the brokerage firms which effect securities transactions for the Company. The Company paid no commissions during its last fiscal year.
     The Adviser's Agreement provides that in placing orders for the execution of portfolio transactions for the Company, Adviser may allocate such transactions to such brokers and dealers for execution on such markets, at such prices and at such commission rates as in the good faith judgment of Adviser will be in the best interests of the Company. Adviser may take into consideration in the selection of brokers and dealers not only available prices and rates of brokerage commissions but also other relevant factors (including execution capabilities, research and other services such as account evaluation, analysis and reporting and market information services), which are expected to enhance the general portfolio management capabilities of the Adviser. Accordingly, transactions in securities may be effected on behalf of the Company with brokers and dealers at prices and rates of commissions that may be in excess of those which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage, research or other services provided by the executing broker. Moreover, research services furnished by brokers through whom securities transactions are effected on behalf of the Company may be used by Adviser in servicing all of its accounts generally, and not all of such services may be used by the Adviser in connection with the Company. While there will be no agreement or formula for the allocation of brokerage business on the basis of such factors, all else being equal, the Board of Directors has designated certain brokers which have in the past provided brokerage and other services to the Company as brokers to be selected in future investment transactions.
     Adviser performs various trust and investment advisory services for various other clients. Under the Adviser's Agreement, Adviser may give advice and take action with respect to any of its other clients, which may differ from advice given or the timing or nature of action taken with respect to the Company, so long as it is the policy of the Adviser, to the extent practical, to allocate investment opportunities to the Company over a period of time on a fair and equitable basis relative to other clients.
     In addition, Adviser has no obligation to purchase or sell, or to recommend for purchase or sale, for the Company, any security or other investment which Adviser, its principals, affiliates or employees may purchase or sell for its or their own accounts or for the account of any other clients, if in the opinion of Adviser such transaction or investment appears unsuitable, impractical or undesirable for the Company.

                          EXECUTIVE COMPENSATION
     During the fiscal year ended April 30, 1996 no executive officer received from the Company aggregate remuneration in excess of $60,000. Messrs. Max Alterman, Malcolm Alterman and Perry Alterman received no remuneration from the Company.
Messrs. Garber and Fryer received $6,200 and $6,000, respectively, and Mr. C. H. Shepherd, who is an officer but not a director of the Company, received no remuneration as an officer. Mr. Shepherd receives approximately $1,400 per month in exchange for certain bookkeeping and related services rendered to the Company. Directors who are not officers of the Company receive $500 per month plus $200 per directors meeting attended in person.

             RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
     The independent certified public accountants selected by the Directors and ratified by the stockholders of the Company to audit the financial and accounting matters of the Company for fiscal 1996 was Birnbrey, Minsk & Minsk. Pursuant to the Investment Company Act, a majority of the entire Board of Directors of the Company, including a majority of those members of the Board of Directors of the Company who are not officers or employees or investment advisors or interested persons of the investment advisor of the Company, selected Birnbrey, Minsk & Minsk as the Company's independent public accountant for fiscal year 1997 subject to termination without penalty upon the vote of a majority of the outstanding voting securities of the Company at a meeting called for such purpose. The selection of Birnbrey, Minsk & Minsk as the Company's independent public accountant for fiscal year 1997 will be submitted for ratification or rejection by the holders of a majority of the shares voted at the meeting. The proxyholders named in the accompanying form of proxy intend to vote "FOR" ratification of Birnbrey, Minsk & Minsk as the independent auditors of the Company for fiscal 1997 unless contrary action is specified by the stockholders in the space provided in the form of proxy.
     The Company expects that representatives of Birnbrey, Minsk & Minsk will be present at the Annual Meeting of Stockholders with the opportunity to make a statement if they desire to do so and that they will be available to respond to appropriate questions.
     The members of the current Board of Directors, who own of record approximately 24% of the voting securities of the Company, have informed the Company that they intend to vote for ratification of the selection of Birnbrey, Minsk & Minsk as auditors of the Company for fiscal 1997.

                           STOCKHOLDER PROPOSALS
     Appropriate proposals of stockholders intended to be presented at the Company's next annual meeting of stockholders must be received by the Company by March 16, 1997 for inclusion in its proxy statement and form of proxy relating to that meeting. If the date of the next annual meeting is advanced by more than 30 calendar days or delayed by more than 90 calendar days from the date of the annual meeting to which the proxy statement relates, the Company shall, in a timely manner, inform its stockholders of the change, and the date by which proposals of stockholders must be received.

                 OTHER MATTERS TO COME BEFORE THE MEETING
     Management does not know of any other matters to come before the meeting. However, if any other matters properly come before the meeting, it is the intention of the persons designated as proxies to vote in accordance with their best judgment on such matters.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON
ARE URGED TO SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED
ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED.

                             ANNEX

                 THIS PROXY IS SOLICITED ON BEHALF OF
                     THE BOARD OF DIRECTORS OF
                   ALTERMAN INVESTMENT FUND, INC.

     The undersigned stockholder(s) of Alterman Investment Fund, Inc. a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated July 10, 1996, and hereby appoints Paul Alterman and Perry Alterman, and either of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1996 Annual Meeting of Stockholders of Alterman Investment Fund, Inc. to be held on August 13, 1996 at 11:00 a.m., local time, at 1218 West Paces Ferry Road, N.W., Atlanta, Georgia 30327 and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present on the matters set forth on the reverse side.

     This Proxy, when properly executed, will be voted in accordance with the directions given by the undersigned stockholder. IF NO DIRECTION IS MADE, IT WILL BE VOTED FOR
PROPOSAL 1 AND FOR PROPOSAL 2, AND AS PROXIES DEEM ADVISABLE ON
SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

                    (Continued on reverse side)

A [X]     Please mark your
          votes as in this
          example.

            FOR all
            nominees       WITHHOLD
            listed         authority
            to right       to vote
            (except as     for all
            marked to      nominees
            the contrary   listed at
            below)         right

1.  To elect [  ]          [  ]       Nominees:  Malcolm Alterman
    the nominees                                 Perry Alterman
    listed at right                              Paul Alterman
    to serve as                                  Alfred E. Garber
    directors of Alterman                        Joel J. Fryer
    Investment Fund, Inc.
    for the ensuing year

Instruction:  To withhold authority
to vote for any individual nominee,
mark "FOR" hereon, and write that
nominee's name in the space below.


__________________________________


                                   FOR     AGAINST     ABSTAIN
2.  To approve ratification       [  ]     [  ]        [  ]
    of the selection of
    Birnbrey, Minsk & Minsk
    as auditors of Alterman
    Investment Fund, Inc. for
    fiscal 1997, subject to
    termination without penalty
    upon the vote of a majority
    of the outstanding voting
    securities of Alterman
    Investment Fund, Inc.

3. In their discretion, upon such other matters which may properly come before the meeting or any adjournment or adjournments thereof.

PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY.






____________________                  __________________________
Signature
                                       Signature, If Held Jointly

Dated:_________________________, 1996
       (PLEASE DATE THIS PROXY)

NOTE: (This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)